INFORMATION REQUIRED IN PROXY STATEMENT

                                   SCHEDULE 14A INFORMATION

                       Proxy Statement Pursuant to Section 14(a) of the
                                Securities Exchange Act of 1934

 Filed by the Registrant [ ]
 Filed by a Party other than the Registrant [X]

 Check the appropriate box:
 [ ]  Preliminary Proxy Statement
                          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
 [X]  Definitive Proxy Statement
 [ ]  Definitive Additional Materials
 [ ]  Soliciting Material Pursuant to   240.14a-11(c) or   240.14a-12

                                  HIGH POINT FINANCIAL CORP.
                       ------------------------------------------------
                       (Name of Registrant as Specified in its Charter)

                                  HIGH POINT FINANCIAL CORP.
                          ------------------------------------------
                          (Name of Person(s) Filing Proxy Statement)

 Payment of Filing Fee (Check the appropriate box):
 [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(j)(2).
 [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of security to which transaction applies:

      ------------------------------------------------------------
   2) Aggregate number of securities to which transaction applies:

      -------------------------------------------------------------
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      -------------------------------------------------------------
   4) Proposed maximum aggregate value of transaction:

      -------------------------------------------------------------

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

      ------------------------------------------------------------
   2) Form, Schedule or Registration Statement No.:

      ------------------------------------------------------------
   3) Filing Party:

      ------------------------------------------------------------
   4) Date Filed:

      ------------------------------------------------------------

					March 29, 1996

Dear Shareholder:

          On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Meeting of Shareholders of High Point Financial Corp., which is to be held at 4:00 p.m. on Tuesday, April 30, 1996 at Perona Farms, 350 Andover-Sparta Road (Route 517), Andover, New Jersey. A Notice of Meeting, Proxy Statement and form of proxy are enclosed.

          At the meeting, in addition to electing directors, shareholders are being asked to approve the 1996 Non-Employee Director Stock Option Plan and the 1996 Employee Incentive Stock Option Plan.

          I urge you to read the enclosed material and to complete, date, sign and mail the form of proxy promptly to have your vote counted.

          Our thanks for your continued support of High Point Financial Corp.

                                      Very truly yours,



                                      Michael A. Dickerson
                                      President and Chief Executive Officer

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

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          To be held April 30, 1996



          The Annual Meeting of Shareholders of High Point Financial Corp., a New Jersey corporation, will be held at Perona Farms, 350 Andover-Sparta Road (Route 517), Andover, New Jersey, on Tuesday, April 30, 1996 at 4:00 p.m. local time for the following purposes:

          1.   To elect two directors;

          2.   To approve the 1996 Non-Employee Director Stock Option Plan;

          3.   To approve the 1996 Employee Incentive Stock Option Plan; and

          4. To transact such other business as may properly come before the meeting and any adjournments thereof.

          Only shareholders of record at the close of business on March 15, 1996 are entitled to notice of and to vote at the meeting.

                                    By Order of the Board of Directors



                                    Gregory W.A. Meehan
                                    Vice President & Treasurer

Branchville, New Jersey
March 29, 1996



          A proxy statement and proxy are enclosed herewith. Even if you expect to attend the meeting in person, please sign, date and return the enclosed proxy card promptly in the enclosed addressed envelope, which requires no postage if mailed within the United States.

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                       This page is intentionally blank

                   ---------------------------------------

                          HIGH POINT FINANCIAL CORP.

                               PROXY STATEMENT


          This Proxy Statement is furnished for use at the Annual Meeting of Shareholders of High Point Financial Corp. ("High Point") to be held on Tuesday, April 30, 1996 and at any adjournments thereof (the "Annual Meeting"). The accompanying proxy is solicited by the Board of Directors of High Point. The principal executive offices of High Point are located at 3 Broad Street, Branchville, New Jersey 07826. This Proxy Statement and the accompanying form of proxy are first being sent to shareholders on or about March 29, 1996.

          The expense of soliciting proxies will be borne by High Point. Proxies may be solicited by mail, in person or by telephone or facsimile by directors, officers or employees of High Point and its subsidiary. High Point will, upon request, reimburse custodians, nominees and fiduciaries for reasonable expenses in forwarding soliciting materials to the proper shareholders.

          A form of proxy is enclosed. Each properly completed and returned proxy will be voted at the Annual Meeting. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving written notice of such revocation to the Secretary of High Point or by submitting a duly executed proxy bearing a later date. The presence at the meeting of any shareholder who has given a proxy does not revoke the proxy unless the shareholder files written notice of revocation with the secretary of the Annual Meeting prior to the voting of the proxy.

          Only shareholders of record at the close of business on March 15, 1996 are entitled to receive notice of and to vote at the Annual Meeting. As of March 15, 1996 the only class of High Point stock outstanding was Common Stock, of which 3,786,480 shares were outstanding. Each share is entitled to one vote on all matters. There are no cumulative voting rights. The presence in person or by proxy of the holders of 1,893,241 shares of Common Stock is required for a quorum. In the election of directors, individuals receiving a plurality of the votes cast are elected. The 1996 Non-Employee Director Stock Option Plan (the "1996 Director Plan") and the 1996 Employee Incentive Stock Option Plan (the "1996 Incentive Plan") may each be approved by a majority of the votes cast. Votes to which shares are entitled are not considered as having been cast at the meeting if, for any reason, the shares are not voted, including an abstention, directions in a written proxy to withhold votes, or votes withheld by a broker, even though shares not voted may be counted for purposes of determining whether a quorum is present at the meeting and even though such shares may be considered as shares entitled to vote.

          As of March 15, 1996, the High Point Financial Corp. and Affiliated Subsidiaries Employee Stock Ownership Plan (the "ESOP") held 173,735 shares of Common Stock, 166,406 of which were credited to the accounts of the participants in the ESOP. Under the terms of the Trust Agreement for the ESOP, the participants furnish instructions to the Trustees to vote the shares of Common Stock credited to their respective accounts. As of March 15, 1996, there were 7,329 unallocated shares held by the ESOP to be voted by the Trustees of the ESOP. Proxies will be provided to all participants in the ESOP in order that they may vote their shares.


                            ELECTION OF DIRECTORS

          The Board of Directors has established the number of directors at eight, effective at the conclusion of the Annual Meeting, approximately one-third of whom, under High Point's Restated Certificate of Incorporation, are to be elected each year. At the Annual Meeting, two directors are to be elected to the class whose term will expire in 1999. Both nominees are currently directors of High Point and were selected by the Board of Directors, which has no nominating committee. All directors elected at the Annual Meeting and all directors continuing in office are to hold office until the annual meeting of shareholders in the year in which their respective terms expire and until successors have been elected and qualified.

          The persons named as proxies in the accompanying proxy card intend to vote the shares represented by the proxy cards received by them for the election of those nominees listed below unless you instruct otherwise on the proxy card. In the event that a nominee becomes unavailable for election for any reason, an event that management does not anticipate, shares of Common Stock represented by proxies will be voted for a substitute nominee designated by the Board of Directors. There is no relationship by blood, marriage or adoption between any director, executive officer, or person nominated or chosen to become a director or executive officer of High Point.

          The following table sets forth as of March 15, 1996, with respect to each nominee for director and each current director continuing in office: age; principal occupation during the last five years, including positions held with High Point or its direct subsidiary, The National Bank of Sussex County ("NBSC"), or a former subsidiary, The Pocono Bank ("Pocono"), if any; other directorships held, if any; the year of first becoming a director of High Point; and the year of the annual meeting when each director's term will expire. All of High Point's directors, other than Mr. Dolan and Mr. Guptill, are also directors of NBSC.

                        Principal Occupation During the Last            High Point
                        Five Years and Other Directorships            Director Since    Age
                        -------------------------------------------   --------------    ---

NOMINEES FOR ELECTION AS DIRECTORS FOR TERMS EXPIRING IN 1999

William A. Dolan, II    Chairman of the Board of Directors, High          1982          64
                        Point (since 1988); Attorney, Kelly, Gaus
                        and Holub (since January 1, 1994);
                        Attorney, Dolan and Dolan, P.A. (prior to
                        1994); Director, Selective Insurance
                        Group, Inc.

Charles L. Tice         Retired, previously Senior Vice President         1995          62
                        of Selective Insurance Group, Inc.

DIRECTORS CONTINUING IN OFFICE WITH TERMS EXPIRING IN 1998

George G. Guptill, Jr.  President (since 1990) and Director, and          1988          56
                        Executive Vice President (prior to 1990),
                        Franklin Mutual Insurance Co.

Charles L. Lain         President, Pine Island Turf Nursery, Inc.         1986          65

Harold E. Pellow        President, Harold E. Pellow Associates,           1986          59
                        Inc. (civil engineering)

DIRECTORS CONTINUING IN OFFICE WITH TERMS EXPIRING IN 1997

Michael A. Dickerson    President and Chief Executive Office,             1988          59
                        High Point (since 1988); Director,
                        President and Chief Executive Officer
                        (from 1988 through April 1992 except
                        from May 9 through December 26, 1990),
                        Vice Chairman (May 9, 1990 through
                        April 1992), Pocono; Vice Chairman
                        (since October 22, 1991) and Chief
                        Executive Officer (since November 25,
                        1991), NBSC.

Larry R. Condit         Vice Chairman of the Board of Directors           1982          46
                        of High Point (since 1988); President,
                        Condit Ford, Inc.; President, Condit Auto
                        Lease Corp.

Richard M. Roy          Chairman of NBSC (since May, 1990);               1982          63
                        Treasurer, The Roy Company, Inc. (farm
                        equipment sales).


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
-------------------------------------------------------------------------

         The following table sets forth, as of March 15, 1996, the number and percentage of shares of Common Stock held by each person who, to the knowledge of High Point, is the beneficial owner of 5% or more of the outstanding shares of Common Stock, by each nominee and each continuing director, and by all of High Point's officers and directors as a group.


Name of Beneficial Owner                Number of Shares
and Address of Beneficial               of Common Stock             Percent
Owner of 5% or More                     Beneficially Owned <fa>     of Class
-----------------------                 ----------------------      --------

Lakeland Bancorp.                          351,152                     9.3%
   250 Oak Ridge Road
   Oak Ridge, NJ 07438

Franklin Mutual Insurance Co.              250,976                     6.6%
   P.O. Box 400
   Branchville, NJ 07826

Larry R. Condit                            35,781 <fd>                 <f*>

Michael A. Dickerson                       55,982 <fe>                 1.5%

William A. Dolan, II                       27,655 <ff>                 <f*>

George H. Guptill, Jr.                     279,339 <fb><fc><fg>        7.4%
   P.O. Box 400
   Branchville, NJ 07826

Charles L. Lain                            26,361                      <f*>

C. Edward McCracken                        44,011 <fh>                 1.2%

Harold Pellow                              25,184 <fi>                 <f*>

Richard M. Roy                             91,666 <fj>                 2.4%

Charles L. Tice                            13,832 <fb><fc><fk>         <f*>

Gregory W. A. Meehan                       77,784 <fb><fc><fl>         2.0%

All executive officers and directors       661,437 <fm>[FN]           17.2%
as a group (9 persons)



-------------------------
[FN]

<f*>  Indicates less than 1%

<fa>  Unless otherwise indicated, each person effectively exercises sole voting and dispositive power as to the shares reported.

<fb>  Includes 750 shares held by High Point's defined benefit pension plan, with respect to which Messrs. Guptill, Meehan and Tice, as trustees, have shared voting and investment power.

<fc>  Includes 7,329 shares held by the ESOP which are not allocated to the accounts of employees of High Point or NBSC and with respect to which Messrs. Guptill, Meehan and Tice, as trustees, have shared voting and investment power.

<fd>  Includes 19,798 shares held by Condit Auto Lease Corp. over which Mr. Condit has sole voting and investment power. Also includes 495 shares held by Mr. Condit's wife as to which Mr. Condit disclaims beneficial ownership.

<fe>  Includes 8,960 shares of common stock in Mr. Dickerson's account in the ESOP as of December 31, 1995, under which Mr. Dickerson has voting power, but not investment power. Also includes 25,000 shares issuable pursuant to stock options presently exercisable by Mr. Dickerson.

<ff>  Includes 7,270 shares held by Mr. Dolan's wife as to which Mr.
      Dolan disclaims beneficial ownership. Also includes 358 shares held by a trust of which Mr. Dolan is a trustee.

<fg>  Includes 250,976 shares held by Franklin Mutual Insurance Co.
      All voting and investment decisions made by Franklin Mutual Insurance Co. with respect to such shares are made by a board of directors committee of which Mr. Guptill is not a member.

<fh>  Includes 2,191 shares held by Mr. McCracken's wife as to which
      Mr. McCracken disclaims beneficial ownership. Also includes 14,640 shares held in a family trust of which Mr. McCracken is a trustee.

<fi>  Includes 830 shares held by Mr. Pellow's wife as to which Mr.
      Pellow disclaims beneficial ownership.

<fj>  Includes 330 shares held by Mr. Roy's wife as to which Mr. Roy disclaims beneficial ownership.

<fk>  Includes 1,158 shares held in a trust of which Mr. Tice is a trustee.

<fl>  Includes 1,323 shares held by Mr. Meehan's wife and 160 shares held by Mr. Meehan's son as to which Mr. Meehan disclaims beneficial ownership. Also includes 10,289 shares of common stock in Mr. Meehan's account in the ESOP as of December 31, 1995, under which Mr. Meehan has voting power, but not investment power. Also includes 25,000 shares issuable pursuant to stock options presently exercisable by Mr. Meehan.

<fm>  See all footnotes above.

[FN] Each of Messrs. Guptill, Meehan and Tice is a beneficial owner of 8,079 shares in the ESOP and the defined benefit pension plan. See notes <fb> and <fc> above. This total only counts such shares once.


COMMITTEES AND MEETINGS
-----------------------

        High Point and NBSC have a joint Audit and Loan Review
Committee consisting of six members: Mr. Guptill (director of High Point), Messrs. Lain and McCracken (directors of both High Point and NBSC), and three other directors of NBSC. The Audit and Loan Review Committee oversees the Company's audit function and loan review function. The Audit and Loan Review Committee met five times in 1995. High Point has no Nominating Committee.
High Point has a Compensation Committee, whose members during 1995 were
Messrs. Condit, Pellow and Roy. The Compensation Committee did not meet in 1995. The primary function of the Compensation Committee is to administer
some of	the High Point Stock Option Plans.  (See "Executive Compensation and
Other Information.") Compensation for senior management of NBSC, which includes executive management of High Point, is reviewed by the Compensation Committee of NBSC and recommended to the Board of NBSC. The Compensation Committee of NBSC, whose members are Messrs. Condit, Pellow and Roy, met once during 1995.

        During the year ended December 31, 1995, the Board of Directors met 12 times. All directors attended 75% or more of the meetings of the Board of High Point and the committees on which they served during 1995, with the exception of William A. Dolan, who attended 71% of the meetings of the Board of High Point and the committees on which he served.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
--------------------------------------------

        The following table shows for the years ending December 31, 1995, 1994 and 1993 the aggregate cash compensation paid by High Point, NBSC and Pocono, as well as certain other compensation paid or accrued for those years, to High Point's President and Chief Executive Officer and to its Vice President and Treasurer. No other executive officer of High Point earned aggregate cash compensation in excess of $100,000. High Point does not have employment agreements with any of its officers.

                                                     SUMMARY COMPENSATION TABLE


                                                                         Long-term
                                                                       Compensation        All Other
                           Annual Compensation                            Awards         Compensation<F2>
 ------------------------------------------------------------------   --------------   -------------------

   Name and Principal              Salary     Bonus   Other Annual
        Position          Year       ($)       ($)    Compensation       Options         Cash     Stock
                                                           ($)
 -----------------------  ----    --------    -----   ------------    --------------   --------- ---------

 Michael A. Dickerson,    1995    $155,204      --         --            25,000         $27,297    1,574
 President and Chief      1994    $151,859      --         --              --           $27,440    1,334
 Executive Officer        1993    $145,320      --         --              --           $15,578    1,708

 Gregory W.A. Meehan,     1995    $107,452      --         --            25,000         $18,476    1,169
 Vice President and       1994    $104,359      --         --              --           $12,064      968
 Treasurer                1993    $100,227      --         --              --            $4,338    1,057



[FN]
<F1>     All options outstanding were canceled in 1992.  No options were granted in 1994 or 1993.

<F2>     "All other compensation" includes the following: (i) director fees paid by NBSC: for Mr. Dickerson, $8,250, $8,750 and $8,500 for 1995, 1994 and 1993, respectively; for Mr. Meehan, $8,000 and $4,875 for 1995 and 1994, respectively; Mr. Meehan was not director of NBSC prior to 1994; (ii) contributions to the Company's 401 (k) Plan to match elective deferral contributions (included under salary): for Mr. Dickerson, $4,050, $4,050 and $388 for 1995, 1994 and 1993, respectively; for Mr. Meehan, $2,380, $2,314 and $263 for 1995, 1994 and 1993, respectively; (iii) a company paid group term insurance that does not have to be weighted based on age: for Mr. Dickerson, $3,600, $4,219 and $2,214 for 1995, 1994 and 1993, respectively;
for Mr. Meehan, $940, $1,142 and $1,658 for 1995, 1994 and 1993,
respectively; (iv) the value of the annual premium for death benefit in the event the insured dies before retirement and while the insured is still employed by High Point: for Mr. Dickerson, $11,397, $10,421 and $4,476 for 1995, 1994 and 1993, respectively; for Mr. Meehan, $7,156, $3,733 and $2,417 for 1995, 1994 and 1993, respectively; (v) Common Stock allocated under the
ESOP: for Mr. Dickerson 1,574 shares, 1,334 shares and 1,708 shares for 1995, 1994 and 1993, respectively; for Mr. Meehan 1,169 shares, 968 shares and 1,057 shares for 1995, 1994 and 1993, respectively.

RETIREMENT PLAN
---------------

               Effective December 31, 1993, High Point's Board of Directors froze its defined benefit pension plan, the High Point Financial Corp. & Affiliated Subsidiaries Retirement Income Plan (the "Retirement Plan").
Years of service and compensation earned after December 31, 1993 are not taken into account in calculating a participant's accrued benefit. No employees hired after that date will ever become eligible to participate in the Retirement Plan. Effective May 31, 1995, High Point's Board of Directors terminated the Retirement Plan. It is anticipated that all accrued benefits will be distributed to participants as either deferred annuities or immediate lump sum distributions in 1996.

               The Retirement Plan provides an annual benefit based upon the sum of the participant's accrual prior to January 1, 1989, and the participant's accruals between January 1, 1989 and December 31, 1993. With respect to service prior to January 1, 1989, a participant's annual normal retirement benefit was calculated by multiplying the participant's years of credited service as of December 31, 1988 by the sum of (i) .75% of the participant's average compensation, plus (ii) .75% of the participant's average compensation in excess of covered compensation. Covered compensation is derived from a table published by the Internal Revenue Service based upon historical wage bases for social security tax purposes and the individual's year of birth. In general, a participant's credited service is equal to the total period of the participant's employment with High Point and NBSC prior to December 31, 1988. Average compensation is generally the arithmetic average of the participant's wages reported to the Internal Revenue Service (including amounts deferred under High Point's profit sharing plan) for each year of credited service through 1988; provided, however, in calculating the average, the participant's wages reported to the Internal Revenue Service for 1985 are applied for all years prior to 1986.

               With respect to accruals after December 31, 1988 but prior to December 31, 1993, the benefit formula equals .794% of a participant's compensation for that year, plus .65% of the participant's compensation for that year in excess of covered compensation. Benefits accrued after 1988 are added to the participant's accrued benefit determined as of January 1, 1989.

               As of the termination date, the annual accrued benefit under the Retirement Plan payable monthly upon attainment of age 65 in a straight life annuity for Mr. Dickerson and Mr. Meehan, respectively, were $835.77 and $892.06. The present values of such benefits if paid as lump sums to Mr. Dickerson and Mr. Meehan, respectively, were $52,346.10 and $23,482.40. The lump sum figures are subject to fluctuation depending upon the interest rates in effect when the benefits are actually distributed.

STOCK OPTION PLANS
------------------

               High Point maintains an Incentive Stock Option Plan and an Employee Stock Option Incentive Plan pursuant to which the High Point is authorized to grant key employees of High Point or NBSC options to purchase Common Stock. The purpose of the plans is to promote the long-term success of High Point by providing incentives to key employees who are in positions to make significant contributions to such success. The 1987 Incentive Stock Option Plan and the 1990 Employee Stock Option Incentive Plan authorize High Point to grant options to purchase an aggregate of 50,054 and 50,000 shares of Common Stock, respectively.

               On November 21, 1995, the High Point Board of Directors granted options to purchase 95,000 shares of stock to key employees of the Company at a price of $6.75 per share, which was the market value of the stock at that time. The following table contains information concerning the grant of stock options during 1995 to the named executive officers.


                           OPTIONS GRANTED IN 1995

                              Individual Grants
 --------------------------------------------------------------------
                 Number of     % of Total
                 Securities     Options       Exercise
                 Underlying    Granted to      or Base
                 Options       Employee in     Price       Expiration
 Name            granted (#)   Fiscal Year   ($/Share)        Date
 -------------   -----------   -----------   ---------     ----------

 Michael A.        25,000        26.3%         $6.75        11/21/05
 Dickerson

 Gregory W.A.      25,000        26.3%         $6.75        11/21/05
 Meehan


CHANGE OF CONTROL AGREEMENTS
----------------------------

               During 1989, High Point entered into Change of Control Agreements ("Control Agreements") with Mr. Dickerson and Mr. Meehan. The Control Agreements have been amended and clarified as of January 1, 1993 to reduce the rates payable thereunder.

               Each of the Control Agreements provides that the executive will continue to perform his regular duties and services for High Point in the event any person or entity, or group of persons acting in concert, takes certain steps designed to effect a change of control of High Point. Each executive has agreed to continue to perform those duties and services until the person, entity or group abandons or terminates its efforts to effect a change of control, or until a change of control has actually occurred. The Control Agreements define a "change of control" as (a) the acquisition (including by merger, consolidation, sale of all or substantially all of the assets of High Point, or other similar event, or a "significant stock acquisition") by any person, entity or group of persons acting in concert of beneficial ownership of 25% or more of the combined voting power of High Point's outstanding securities; (b) a change in the composition of majority membership of the Board of Directors of High Point over any two-year period;
(c) a change in ownership of High Point such that High Point becomes subject to the delisting of its common stock from the National Association of Securities Dealers or the over-the-counter market system; (d) the approval by the Board of Directors of High Point of the sale of all or substantially all of the assets of High Point; or (e) the approval by the Board of Directors of any merger, consolidation, issuance of securities, or purchase of assets, the result of which would be the occurrence of any event described in clauses a, b or c above.

               Each of the Control Agreements provides for the payment or provision of certain compensation and other benefits to the executive in the event the executive's employment is terminated pursuant to a change of control. The Control Agreements provide that the executive's employment is deemed to be terminated pursuant to a change of control if (a) High Point terminates the executive's employment without cause within the six month period prior to, or within three years subsequent to, a change of control; or
(b) the executive resigns within three years following a change of control due to (i) a significant change in the nature or scope of his authority or duties, (ii) a reduction in his base salary, (iii) a more than minimal reduction in his total benefits, (iv) a reasonable determination by the executive that as a result of the change of control and consequent change in circumstances he is unable to exercise the authority, powers, functions or duties attached to his position, or (v) breach by High Point of any provision of the Control Agreement. The terms "cause", "willfulness", and "reasonable determination" are defined on the Control Agreements.

               Each of the Control Agreements provides that, after the date the executive's employment with High Point is terminated under circumstances described in the preceding paragraph, High Point shall pay annual compensation to the executive for a period of not less than one year nor more than three years beginning on the termination date and ending three years from the change of control date, at an annual rate equal to 100% of the greater of the executive's base salary on the termination date and the executive's base salary on the date six months prior to the termination date. These payments shall be reduced under the terms of the Control Agreements to the one year minimum only if the executive obtains employment with a new employer during the payment period at the same or better terms than existed between the executive and High Point on the change of control date. The Control Agreements provide for payment by High Point of certain job placement agency fees for a one year period following the termination date, and the payment by High Point of certain relocation expenses. The Control Agreements obligate High Point to provide to the executive all group insurance coverage (including health, life and disability) for a period beginning on the termination date and ending three years from the change of control date. The Control Agreements provide that the executive will become 100% vested in all deferred compensation and retirement plans of High Point, and entitle the executive to retirement income as if the final payment date of salary from High Point is the date of the final salary payment made by High Point to the executive under the Control Agreement. The Control Agreements provide that the executive will receive, for a period beginning on the termination date and ending three years from the change of control date, all incentive compensation, bonuses, stock options, stock purchase rights, pension benefits, and other similar benefits which are in effect on termination date and are granted annually to other executives of High Point and its successor. The Control Agreements provide for personal use of the executive's High Point automobile for a one year period after his termination date. Finally, each Control Agreement provides that any payments made to the executive under the Control Agreement which are subject to an excise tax shall be increased to the extent necessary to enable the executive to receive the full payment of the amount to which he would have been entitled had the excise tax not been imposed.

               All payments provided for under the Control Agreements are to be paid in cash from the general funds of High Point and High Point is not required to establish a special or separate fund for their payment.

               The Control Agreements obligate the executive never to disclose any confidential information (as defined in the Control Agreement) to any person following the executive's termination. The Control Agreements further restrict the executive from engaging after termination in the business of banking or any banking-related business within 20 miles of High Point's main office or within ten miles of any branch of High Point or any of its subsidiaries.

               Each of the Control Agreements provides that High Point will pay to the executive the amount of the executive's attorney's fees incurred in enforcing his rights under the Control Agreement in the event the executive prevails in any action arising in connection with the Control Agreement. The Control Agreements further provide that High Point, to the extent permitted by law, will continue to indemnify and hold harmless the executive after a change of control to the same extent that High Point was required to indemnify such executive prior to the change of control with respect to actions in which the executive is involved by reason of any alleged act or omission of the executive in his capacity as an officer, director or employee of High Point, regardless of whether the action is brought by or in the right of High Point.

               Each Control Agreement will terminate on (a) the date the executive dies or becomes permanently disabled (as defined in the Control Agreement); (b) the termination of the executive's employment for cause; (c) the termination of the executive's employment without cause, provided a change of control does not take place within six months; (d) the mutual agreement of High Point and the executive; (e) the retirement of the executive on or after the normal retirement age; or (f) the resignation of the executive for a reason other than a change of control. Each Control Agreement also provides that it will expire on a date three years after its original date of execution and delivery, provided that, unless either High Point or the executive provides notice to the contrary, on the first anniversary of the agreement and on each year thereafter the agreement will automatically renew for an additional three year period.

COMPENSATION OF DIRECTORS
-------------------------

               The Chairman of the Board of High Point and the Chairman of the Audit Committee each receive $3,500 per year from High Point for their services. In 1986, certain directors of High Point entered into Deferred Income Agreements with High Point with respect to the fees or a portion thereof that they were to receive during a period of five years commencing in 1986 to defer payment until the earlier of such director's attainment of the age of 65 or death. The payments to each such director are or will be paid over a period of ten years and are subject to an interest rate of 8% per annum in accordance with the Deferred Income Agreements. High Point's obligation to make the deferred payments is unfunded and unsecured.

CERTAIN FILINGS
---------------

               High Point is required to identify any director or officer who failed to timely file with the Securities and Exchange Commission a required report relating to ownership and changes in ownership in High Point's equity securities. Based on material provided by High Point, four such reports covering transactions by Gregory Meehan and one such report covering a transaction by William A. Dolan, II were not filed in the months when the transactions occurred. When these oversights were discovered the appropriate reports were filed.

TRANSACTIONS WITH DIRECTORS AND MANAGEMENT
------------------------------------------

               Certain of High Point's directors and officers and certain nominees for director, and their respective associates (including members of their families and corporations or other organizations of which they are or have been directors, officers or principal security holders), are and have been customers of, and are indebted to, NBSC in the ordinary course of business. This indebtedness arises out of loans made to such persons by NBSC, all of which loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time the loans were made for comparable loans to other persons, were made in the ordinary course of NBSC's business, and did not involve more than a normal risk of collectability or present other unfavorable features.

               During 1995, Kelly, Gaus and Holub, a law firm with which Mr. Dolan is affiliated, represented High Point and NBSC as legal counsel and received payments totaling $19,000 from High Point and NBSC for such services. High Point anticipates that High Point and NBSC may make payments to such firm in 1996 for similar services.

               In 1995, Lucas Interiors (owned by Mr. Dolan's spouse) provided services for NBSC in connection with the renovation of some of NBSC's offices. In all cases, Lucas Interiors bid against providers of similar services and was the low bidder. Lucas Interiors received $49,000 in 1995 for such services, which included payments to various subcontractors and suppliers of furniture and equipment.

               During 1995, Harold E. Pellow Associates, Inc., of which Mr. Pellow is President, performed civil engineering services for High Point and NBSC, and received $4,000 for such services.

               Mr. Guptill is President and a Director of FMI, Inc., a wholly owned subsidiary of Franklin Mutual Insurance Co. (the owner of approximately 6.7% of High Point's outstanding Common Stock). NBSC leases certain properties from FMI, Inc. for branch offices, and during 1995 paid $ 31,000 per month in rent. NBSC anticipates making similar rent payments in 1996.

               During 1995, NBSC purchased three automobiles from Condit Ford, Inc., of which Mr. Condit is President. NBSC accepted bids from area car dealerships for the purchase of these vehicles. Condit Ford, Inc. was the low bidder.

                  PROPOSAL TO APPROVE THE 1996 DIRECTOR PLAN
                  ------------------------------------------

               The 1996 Director Plan was adopted, subject to shareholder approval, by the Board of Directors on March 19, 1996. The purpose of the 1996 Director Plan is to attract and retain highly qualified non-employee directors for High Point and NBSC by providing those non-employee directors with opportunities to receive equity in High Point. The 1996 Director Plan grants, as of February 20, 1996 (subject to shareholder approval), an option to each current non-employee director to purchase 7,500 shares of Common Stock (the "Initial Options"). Grants of options under the 1996 Director Plan ("Grants") are not intended to qualify as "incentive stock options" ("Nonqualified Stock Options") within the meaning of Section 422 of the Internal Revenue Code (the "Code").

               The following is a summary of the proposed features of the 1996 Director Plan, which is qualified in its entirety by reference to the 1996 Director Plan, a copy of which is annexed hereto as Exhibit A. As indicated in the text of the 1996 Director Plan, any provision of the 1996 Director Plan that is determined to be inconsistent with applicable laws and regulations will be deemed void.

ADMINISTRATION
--------------

               The 1996 Director Plan will be administered by a committee appointed by the Board of Directors of High Point (the "Director Plan Committee"). The initial members of the Director Plan Committee will be the President, the Treasurer and the Secretary of High Point. Under the terms of the 1996 Director Plan, the Director Plan Committee has authority to determine the applicable terms and conditions of Grants. The Director Plan Committee also will have the power and authority to interpret the 1996 Director Plan, to prescribe, amend and rescind rules and regulations relating to the 1996 Director Plan, and to make all other determinations deemed necessary or advisable in administering the 1996 Director Plan.

SHARES RESERVED
---------------

               Subject to adjustments for certain changes in the number of issued shares of Common Stock, a total of 105,000 shares of Common Stock shall be available for issuance under the 1996 Director Plan, which may be shares of authorized but unissued Common Stock or treasury shares.

ELIGIBILITY
-----------

               Grants under the 1996 Director Plan may be made only to non-employee directors of High Point and NBSC. As of February 20, 1996, thirteen individuals were eligible to participate in the 1996 Director Plan.

TERMS OF OPTIONS
----------------

               The Initial Options have an exercise price of $6.75 per share, which was the Fair Market Value (as such term is defined in the 1996 Director
Plan) of the Common Stock on February 20, 1996, the date the Initial Options were granted. The exercise price of any Nonqualified Stock Options granted in the future will be the Fair Market Value on the date of the Grant.

               The Initial Options will vest over a period of five years, with vesting to occur at a rate of twenty percent (20%) each year, subject to acceleration in the event of a Change in Control (as defined in the 1996 Director Plan). Unvested Nonqualified Stock Options will be deemed forfeited when a participant ceases to be a member of the Board of Directors of High Point or NBSC. The vesting schedule for any Nonqualified Stock Options granted in the future will be determined by the Board of Directors when such Grants are approved.

               Each Nonqualified Stock Option will generally be exercisable during the ten year period immediately following the date that the Nonqualified Stock Option became vested so long as the holder of the option remains a member of the Board of Directors of High Point or NBSC. However, a participant (or the participant's estate) will be permitted to exercise vested Nonqualified Stock Options within one year of the date on which he or she ceased to be a member of the Board of Directors of High Point or NBSC if he or she ceased to be such a member as a result of resignation after attaining the age of at least 70, disability (as determined under Section 22 of the Code), or death.

               To exercise a Nonqualified Stock Option, the participant shall give written notice to High Point specifying the number of shares of Common Stock to be purchased, accompanied by full payment for the shares so purchased. The 1996 Director Plan permits payment to be made (i) in cash,
(ii) at the Director Plan Committee's discretion, in shares of Common Stock owned by the participant, or (iii) at the Director Plan Committee's discretion, in a combination of cash and Common Stock. The notice must also be accompanied by required withholding taxes, as determined by High Point.

NON-TRANSFERABILITY
-------------------

               No Nonqualified Stock Option will be assignable or transferable by the recipient other than by will or the laws of descent and distribution. During a recipient's lifetime, all rights under Nonqualified Stock Options may be exercised only by the recipient or his or her guardian or legal representative.

ADJUSTMENTS OF AWARDS
---------------------

               In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, reorganization or liquidation, or any other change in the corporate structure or shares of High Point, the Director Plan Committee shall make such equitable adjustments, as it may deem appropriate, designed to protect against dilution or enlargement of rights of participants in the 1996 Director Plan, including the adjustment of the aggregate number and kind of shares of stock or other property (including cash) which may be awarded or optioned under the 1996 Director Plan, the number and kind of shares or other property subject to outstanding Nonqualified Stock Options, and the exercise prices for outstanding Nonqualified Stock Options.

AMENDMENT OR TERMINATION
------------------------

               The Board of Directors of High Point may at any time and from time to time terminate, modify or amend the Plan in any respect, except that
(a) no such termination, amendment or modification will be effected without shareholder approval or ratification if such approval or ratification is required to facilitate certain exemptions under Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), and (b) no such termination, modification or amendment shall be made which would otherwise cause the 1996 Director Plan to fail to satisfy any other conditions that it must satisfy in order to qualify for an exemption under Rule 16b-3. No termination, modification or amendment shall affect the rights of any recipient under an outstanding Nonqualified Stock Option without the consent of such recipient. The Plan may not be amended more than once every six months unless necessary to comport with changes in the Code.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES
---------------------------------------

               The following summary generally describes the principal federal (and not state and local) income tax consequences of options granted under the 1996 Director Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant in the 1996 Director Plan or to High Point. The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances. This discussion is based on the Code as currently in effect.

               If a Grant is awarded to a participant in accordance with the terms of the 1996 Director Plan, no income will be recognized by such participant at the time the Grant is awarded.

               Generally, on exercise of a Nonqualified Stock Option, the amount by which the Fair Market Value of the Common Stock on the date of exercise exceeds the purchase price of such shares will be taxable to the participant as ordinary income, and will be deductible for tax purposes by High Point in the year in which the participant recognizes the ordinary income. The disposition of shares acquired upon exercise of a Nonqualified Stock Option ordinarily will result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between (i) the amount realized on such disposition and (ii) the sum of (x) the purchase price and (y) the amount of ordinary income recognized in connection with the exercise of the Nonqualified Stock Option.

               Section 16(b) of the Securities Exchange Act of 1934, as amended ("Section 16(b)"), generally requires officers, directors and ten percent shareholders of High Point to disgorge profits from buying and selling the Common Stock within a six month period. Generally, unless the participants in the 1996 Director Plan elect otherwise, the relevant date for measuring the amount of ordinary income to be recognized upon the exercise of a Nonqualified Stock Option will be the later of (x) the date the six month period following the date of the Grant lapses and (y) the date of exercise of the Nonqualified Stock Option.

               If a Nonqualified Stock Option is exercised through the use of Common Stock previously owned by the participant, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to the shares used to exercise the option.

               High Point may be required to withhold tax on the amount of income recognized by an optionee upon exercise of a Nonqualified Stock Option.

SHAREHOLDER APPROVAL REQUIRED
-----------------------------

               Approval of the 1996 Director Plan by the shareholders is required in order for Grants to persons potentially liable under Section 16(b) to be exempt from such liability under Rule 16b-3.

NEW PLAN BENEFITS TABLE
-----------------------

               High Point has not included a benefits table because each non-employee director holds an Initial Option equivalent to the Initial Option held by each other non-employee director, and as of March 13, 1996 the Initial Options have exercise prices in excess of the Fair Market Value of the Common Stock. Thus, the Initial Options have no value at the present time. High Point does not anticipate making any additional Grants in the foreseeable future.

               The Board of Directors believes the adoption of the 1996 Director Plan is in the best interests of the shareholders. Among other things, the 1996 Director Plan will tend to encourage the retention of equity ownership in High Point by outside directors, which will tend to align the interests of such directors with the interests of shareholders. THE BOARD OF DIRECTORS THEREFORE RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE 1996 DIRECTOR PLAN.

                 PROPOSAL TO APPROVE THE 1996 INCENTIVE PLAN

               The 1996 Incentive Plan was adopted, subject to shareholder approval, by the Board of Directors on March 19, 1996. The purpose of the 1996 Incentive Plan is to attract and retain highly qualified officers and employees for High Point and NBSC by providing those officers and key employees with opportunities to receive equity in High Point. The 1996 Incentive Plan provides, in general, for grants of options ("Incentive Stock Options") to key employees. The 1996 Incentive Plan is intended to replace the 1987 Incentive Stock Option Plan and the 1990 Employee Stock Option Incentive Plan because the number of shares available under those plans to support option awards is almost depleted.

               The following is a summary of the proposed features of the 1996 Incentive Plan, which is qualified in its entirety by reference to the 1996 Incentive Plan, a copy of which is annexed hereto as Exhibit B. As indicated in the text of the 1996 Incentive Plan, any provision of the 1996 Incentive Plan that is determined to be inconsistent with applicable laws and regulations will be deemed void.

ADMINISTRATION
--------------

               The 1996 Incentive Plan will be administered by a committee appointed by the Board of Directors of High Point (the "Incentive Plan Committee"), none of the members of which shall be eligible to receive a grant of an Incentive Stock Option and none of whom shall have been eligible, during the one year period prior to appointment or election to the Incentive Plan Committee, for selection, through the exercise of discretion, as a person to whom stock, stock options or stock appreciation rights of High Point may be allocated or granted pursuant to any plan of High Point or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of High Point or any of its affiliates. Under the terms of the 1996 Incentive Plan, the Incentive Plan Committee has authority to determine (i) the officers and key employees who shall receive a grant of an Incentive Stock Option, (ii) the number of shares of Common Stock subject to a grant of an Incentive Stock Option, and (iii) the applicable terms and conditions of grants of Incentive Stock Options. The Incentive Plan Committee also will have the power and authority to interpret the 1996 Incentive Plan, to prescribe, amend and rescind rules and regulations relating to the 1996 Incentive Plan, and to make all other determinations deemed necessary or advisable in administering the 1996 Incentive Plan.

SHARES RESERVED
---------------

               Subject to adjustments for certain changes in the number of issued shares of Common Stock, a total of 135,000 shares of Common Stock shall be available for issuance under the 1996 Incentive Plan, which may be shares of authorized but unissued Common Stock or treasury shares. Incentive Stock Options may be granted to eligible persons in such number and at such times during the duration of the Plan as the Incentive Plan Committee may determine. However, no participant may hold Incentive Stock Options and options under any other plan of High Point that (i) are exercisable for the first time by the participant during any particular calendar year, and (ii) that have an aggregate Fair Market Value (determined as of the date of the grant) in excess of $100,000.

ELIGIBILITY
-----------

               Options under the 1996 Incentive Plan may be granted only to key employees of High Point and NBSC, including officers (but excluding members of the respective Boards of Directors who are not salaried employees). The key employees who shall be entitled to receive grants of Incentive Stock Options under the Plan shall be determined from time to time by the Incentive Plan Committee.

TERMS OF OPTIONS
----------------

               The exercise price of Incentive Stock Options will be no	less
than the Fair Market Value (as defined in the 1996 Incentive Plan) of a	share
of Common Stock on the date of the grant.

               Each Incentive Stock Option will generally be exercisable during the ten year period (or such shorter time as the Incentive Plan Committee may determine) immediately following the date that the Incentive Stock Option was granted. Generally, a participant may only exercise his or her options while he or she remains an employee of High Point or NBSC or for three months after termination of employment. However, a participant (or the participant's estate) will be permitted to exercise Incentive Stock Options that were immediately exercisable at the termination of such participant's employment within one year of such termination date if the participant ceased to be an employee as a result of disability (as determined under Section 22 of the Code), or death. A participant whose employment is terminated for cause will immediately lose all rights in connection with Incentive Stock Options.

               To exercise an Incentive Stock Option, the participant shall give written notice to High Point specifying the number of shares of Common Stock to be purchased, accompanied by full payment for the shares so purchased. The 1996 Incentive Plan permits payment to be made (i) in cash,
(ii) at the Incentive Plan Committee's discretion, in shares of Common Stock owned by the participant, or (iii) at the Incentive Plan Committee's discretion, in a combination of cash and Common Stock.

NON-TRANSFERABILITY
-------------------

               No Incentive Stock Option will be assignable or transferable by the recipient other than by will or the laws of descent and distribution. During a recipient's lifetime, all rights under Incentive Stock Options may be exercised only by the recipient or his or her guardian or legal representative.

ADJUSTMENTS OF AWARDS
---------------------

               In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, reorganization or liquidation, or any other change in the corporate structure or shares of High Point, the Incentive Plan Committee shall make such equitable adjustments, as it may deem appropriate, designed to protect against dilution or enlargement of rights of participants in the 1996 Incentive Plan, including the adjustment of the aggregate number and kind of shares of stock or other property (including cash) which may be awarded or optioned under the 1996 Incentive Plan, the number and kind of shares or other property subject to outstanding Incentive Stock Options, and the exercise prices for outstanding Incentive Stock Options. However, no such adjustments shall be made which would cause any Incentive Stock Option outstanding at the time of such event to fail to qualify as an "incentive stock option" under Section 422 of the Code.

AMENDMENT OR TERMINATION
------------------------

               The Board of Directors of High Point may at any time and from time to time terminate, modify or amend the Plan in any respect, except that
(a) no such termination, amendment or modification will be effected without shareholder approval or ratification if such approval or ratification is required to facilitate certain exemptions under Rule 16b-3 and or to ensure that Incentive Stock Options will qualify as "incentive stock options" under
Section 422 of the Code, and (b) no such termination, modification or amendment shall be made which would otherwise cause the 1996 Incentive Plan to fail to satisfy any other conditions that it must satisfy in order to qualify for an exemption under Rule 16b-3 or in order for Incentive Stock Options to qualify as "incentive stock options" under Section 422 of the Code. No termination, modification or amendment shall affect the rights of any recipient under an outstanding Incentive Stock Option without the consent of such recipient.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES
---------------------------------------

               The following summary generally describes the principal federal (and not state and local) income tax consequences of options granted under the 1996 Incentive Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant in the 1996 Incentive Plan or to High Point. The provisions of the Code and the regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances. This discussion is based on the Code as currently in effect.

               If an Incentive Stock Option is awarded to a participant in accordance with the terms of the 1996 Incentive Plan, no income will be recognized by such participant at the time of the grant.

               Generally, on exercise of an Incentive Stock Option, the participant will not recognize any income and neither High Point nor NBSC will be entitled to a deduction for tax purposes. However, the difference between the purchase price and the Fair Market Value of the shares of Common Stock received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income, which may subject the participant to the alternative minimum tax. Upon the disposition of shares acquired upon exercise of an Incentive Stock Option under the 1996 Incentive Plan, the participant will ordinarily recognize long-term or short-term capital gain or loss (depending on the applicable holding period). Generally, however, if the participant disposes of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the optionee will recognize ordinary income, and High Point (or NBSC) will be entitled to a deduction for tax purposes, in the amount of the excess of the Fair Market Value of the shares on the date of exercise over the purchase price (or the gain on sale, if less). Any excess of the amount realized by the optionee on the disqualifying disposition over the Fair Market Value of the shares on the date of exercise of the Incentive Stock Option will ordinarily constitute capital gain. In the case of an optionee subject to the restrictions of Section 16(b), the relevant date in measuring the optionee's ordinary income and High Point's tax deduction in connection with any such disqualifying disposition will normally be the later of (i) the date the six-month period after the date of grant lapses and (ii) the date of exercise of the Incentive Stock Option.

               If an Incentive Stock Option is exercised through the use of Common Stock previously owned by the participant, such exercise generally will not be considered a taxable disposition of the previously owned shares and, thus, no gain or loss will be recognized with respect to the shares used to exercise the option.

SHAREHOLDER APPROVAL REQUIRED
-----------------------------

               Approval of the 1996 Incentive Plan by the shareholders is required in order for Incentive Stock Options to qualify as "performance-based" compensation under Section 162(m) of the Code, for Incentive Stock Options to meet the requirements of Section 422 of the Code, and for grants of Incentive Stock Options to persons potentially liable under Section 16(b) to be exempt from such liability under Rule 16b-3.

NEW PLAN BENEFITS TABLE
-----------------------

               High Point has not included a benefits table because the number of Incentive Stock Options that will be awarded to key employees in the future pursuant to the 1996 Incentive Plan cannot be determined at this time. In addition, because no Incentive Stock Option will have an exercise price of less than the Fair Market Value of the Common Stock at the date of the grant, it is not possible to determine the value of any particular Incentive Stock Option until that option is exercised.

               The Board of Directors believes that the adoption of the 1996 Incentive Plan is in the best interests of the shareholders. Among other things, the 1996 Incentive Plan will tend to encourage the retention of equity ownership in High Point by key employees, which will tend to align the interest of such employees with the interests of shareholders. THE BOARD OF DIRECTORS THEREFORE RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE 1996 INCENTIVE PLAN.

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

               For the year ended December 31, 1995, High Point engaged Arthur Andersen LLP, independent certified public accountants, to examine its consolidated financial statements. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting with an opportunity to comment on their examination and to respond to appropriate questions from shareholders.

                        PROPOSALS BY SECURITY HOLDERS

               Proposals by security holders intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Secretary of High Point by December 1, 1996 for inclusion in High Point's Proxy Statement and form of Proxy relating to that meeting. All such proposals should be directed to the attention of the Secretary, High Point Financial Corp., P.O. Box 460, Branchville, New Jersey 07826.

                                OTHER BUSINESS

               Management knows of no other business that is intended to be brought before the meeting by or on behalf of High Point or its management. If, however, any other business is properly brought before the meeting, the accompanying proxies will be voted in accordance with the recommendation of management.

                                           By Order to the Board of
                                           Directors,



                                           Gregory W. A. Meehan
                                           Vice President & Treasurer
March 29, 1996

                                                                      EXHIBIT A


                          HIGH POINT FINANCIAL CORP.

                 1996 Non-Employee Director Stock Option Plan


 1.               Purpose

                  The purpose of this 1996 Non-Employee Director Stock Option Plan is to attract and retain highly qualified non-employee directors for High Point Financial Corp. and The National Bank of Sussex County by providing those non-employee directors with opportunities to receive equity in High Point Financial Corp.

 2.               Definitions

                  As used in this Plan

                  2.1 "High Point" means High Point Financial Corp., a New Jersey corporation.

                  2.2 "Board" means the Board of Directors of High Point.

                  2.3 "Change in Control" means the first to occur of any of the following events:

                  (a) Any person or entity or group of affiliated persons or entities (other than High Point) becomes a beneficial owner, directly or indirectly, of 25% or more of High Point's voting securities or all or substantially all of the assets of High Point.

                  (b) High Point enters into a definitive agreement which contemplates the merger, consolidation or combination of High Point with an unaffiliated entity in which either or both of the following is to occur: (i) the directors of High Point immediately prior to such merger, consolidation or combination will constitute less than a majority of the board of directors of the surviving, new or combined entity; or (ii) less than 51% of the outstanding voting securities of the surviving, new or combined entity will be beneficially owned by the stockholders of High Point immediately prior to such merger, consolidation or combination; provided, however, that if any definitive agreement to merge, consolidate or combine is terminated without consummation of the transaction, then no Change in Control shall be deemed to have occurred pursuant to this paragraph (b).

                  (c) High Point enters into a definitive agreement which contemplates the transfer of all or substantially all of High Point's assets, other than to a wholly-owned subsidiary of High Point; provided, however, that if any definitive agreement to transfer assets is terminated without consummation of the transfer, then no Change in Control shall be deemed to have occurred pursuant to this paragraph (c).

                  (d) A majority of the members of the Board shall be persons who: (i) were not members of such Board on the date this Plan is approved by the stockholders of High Point ("current members"); and (ii) were not nominated by a vote of such Board which included the affirmative vote of a majority of the current members on such Board at the time of their nomination ("future designees") and (iii) were not nominated by a vote of such Board which included the affirmative vote of a majority of the current members and future designees, taken as a group, on such Board at the time of their nomination.

                  2.4 "Code" means the Internal Revenue Code of 1986, as amended, and the Treasury regulations adopted thereunder.

                  2.5 "Committee" means the Committee appointed by the Board to administer the Plan, as provided in Section 3.

                  2.6 "Common Stock" means the Common Stock of High Point, no par value.

                  2.7 "Corporation" means High Point and its subsidiaries, considered as a whole.

                  2.8 "Fair Market Value," when used with reference to a share of Common Stock, means (i) the mean between the high and low sales prices of the Common Stock as reported on the National Market of the National Association of Securities Dealers, Inc., Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated or such other source as the Committee shall determine, or (iii) if the Common Stock is listed or admitted for trading on any national securities exchange, the mean between the high and low sales price, or the closing bid price if no sale occurred, of the Common Stock on the principal securities exchange on which the Common Stock is listed. In the event that the method for determining the Fair Market Value of a share of Common Stock provided for above shall not be practical in the opinion of the Committee, then such Fair Market Value shall be determined by such other reasonable method as the Committee shall, in its discretion, select and apply.

                  2.9  "Grant" means a grant of a Nonqualified Stock Option.

                  2.10 "NBSC Board" means the Board of Directors of The National Bank of Sussex County.

                  2.11 "Nonqualified Stock Option" means an option to purchase Common Stock not intended to qualify as an "incentive stock option" (within the meaning of Section 422 of the Code).

                  2.12 "Participant" has the meaning set forth in Section 6 of this Plan.

                  2.13 "Plan" means this 1996 Non-Employee Director Stock Option Plan, as it may be amended from time to time.

 3.               Administration of the Plan

                  3.1 The Plan shall be administered by those individuals who are appointed by the Board, which individuals shall not be Participants in the Plan (the "Committee"). The Committee shall have the power to determine the applicable terms and conditions of Grants. The Committee shall also have the power and authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations deemed necessary or advisable in administering the Plan. The determination of the Committee concerning any matter arising under or with respect to the Plan or Grants shall be final, binding and conclusive on all interested persons.

                  3.2 The Committee shall also have such other powers and authority as are otherwise granted to it under the Plan.

                  3.3 The Committee may consult with counsel, who may be counsel to the Corporation, and shall not incur any liability for any action taken in good faith in reliance upon the advise of counsel.

                  3.4 The Committee initially shall be comprised of the President, the Treasurer and the Secretary of High Point.

 4.               Effective Date Of The Plan

                  The effective date of the plan is January 1, 1996.

 5.               Plan Limitations: Stock Subject To The Plan

                  5.1 The aggregate number of shares of Common Stock for which Nonqualified Stock Options may be granted under the Plan is 105,000, which may be shares of authorized but unissued Common Stock or reacquired shares of Common Stock, as such number may be adjusted in the manner described in Section 9.

                  5.2 Any shares for which Stock Options are granted that are not purchased due to termination or expiration of a Nonqualified Stock Option may again be subject to a Grant under the Plan.

 6.		  Eligibility

                  Non-employee directors of High Point and The National Bank of Sussex County determined as of February 26, 1996, all of whom are listed on Exhibit A hereto, are the "Participants" in the Plan.

 7.               Terms and Conditions Relating to Stock Options

                  7.1 Each Participant is hereby provided with a Grant of Nonqualified Stock Options to purchase up to 7,500 shares of Common Stock, as of February 20, 1996. The exercise price per share of Common Stock with respect to each Nonqualified Stock Option shall be the Fair Market Value of the Common Stock on the date of Grant.

                  7.2 All Grants shall be made without payment by the recipient to the Corporation (subject to Sections 7.3 and 13) and shall be evidenced by a written agreement executed by High Point and the recipient which shall include the following and such other terms and conditions not inconsistent with the Plan as the Committee shall determine:

      (a) Each Participant's right to purchase Common Stock pursuant to the Nonqualified Stock Options will vest according to the following schedule:

 February 20, 1996         1,500 Shares of Common Stock
 February 20, 1997         1,500 Shares of Common Stock
 February 20, 1998         1,500 Shares of Common Stock
 February 20, 1999         1,500 Shares of Common Stock
 February 20, 2000         1,500 Shares of Common Stock

 Upon the occurrence of a Change in Control, all unvested Nonqualified Stock Options will immediately become fully vested. Notwithstanding anything else herein to the contrary, a Participant will forfeit nonvested Nonqualified Stock Options when he or she ceases to be a member of the Board or a member of the Board of Directors of The National Bank of Sussex County. Subject to the other rules set forth in this Plan, a Participant (or, if deceased, his or her executor) will be permitted to exercise vested Nonqualified Stock Options within one year of the date on which he or she ceases to be a member of the Board or of the Board of Directors of The National Bank of Sussex County, but only if he or she ceased to be such a member as a result of resignation after attaining the age of at least 70, disability (as determined under Section 22 of the Code) or death; otherwise, Nonqualified Stock Options must be exercised while the Participant is a member of the Board or a member of the NBSC Board.

      (b) The expiration date of each Nonqualified Stock Option, which shall be ten years from the date on which each such Nonqualified Stock Option becomes vested.

      (c)         Any restrictions on the exercise of Nonqualified Stock
 Options.

      (d) An agreement that no Nonqualified Stock Option shall be transferable by the Participant other than by will or the laws of descent and distribution, and that each Nonqualified Stock Option shall be exercisable, during the lifetime of a Participant, only by the Participant or his or her guardian or legal representative.

      (e) Such restrictions on the resale or other disposition of Common Stock received upon exercise of Nonqualified Stock Options as the Committee shall determine is necessary to cause the Plan to satisfy any conditions that it must satisfy in order for transactions in the Nonqualified Stock Options and the underlying Common Stock to qualify for an exemption under Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3").

      (f) An agreement that all terms and conditions of the Plan applicable to the Nonqualified Stock Options as granted are incorporated by reference.

                  7.3 To exercise a Nonqualified Stock Option, the Participant shall give written notice to High Point specifying the number of shares of Common Stock to be purchased, accompanied by full payment for the shares so purchased in cash or, at the Committee's discretion, either by the transfer and delivery to High Point of shares of Common Stock, valued at their Fair Market Value as of the date of such payment, or through a contribution of cash and shares of Common Stock as so valued. The notice must also be accompanied by required withholding taxes, as determined by High Point.

                  7.4 A Participant shall have no rights as a shareholder with respect to any shares subject to a Nonqualified Stock Option (including without limitation the right to vote or to receive dividends and other distributions) until such shares shall have been paid for in full and certificates representing such shares have been issued.

 8.               Employment Rights

                  Nothing in the Plan shall in any way confer on any person any right to continue in the service of the Corporation in any form.

 9.               Adjustment in the Event of Changes in Capitalization

                  In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, reorganization or liquidation, or any other change in the corporate structure or shares of High Point, the Committee shall make such equitable adjustments, as it may deem appropriate, designed to protect against dilution or enlargement of rights, including the adjustment of the aggregate number and kind of shares of stock or other property (including cash) which may be awarded or optioned under the Plan, the number and kind of shares or other property subject to outstanding Nonqualified Stock Options, and the exercise prices for outstanding Nonqualified Stock Options.

 10.              Duration of the Plan

                  No Grants shall be made after ten years after the effective date of the Plan, but Nonqualified Stock Options theretofore granted may extend beyond such date and the terms and conditions of the Plan shall continue to apply to such options.

 11.              Termination and Amendment of the Plan

                  The Board may at any time and from time to time terminate, modify or amend the Plan in any respect; provided that (a) no such termination, amendment or modification which would cause the Plan to fail to satisfy conditions that it must satisfy in order for transactions in the Nonqualified Stock Options and the underlying Common Stock qualify for an exemption under Rule 16b-3, if any, because any requisite shareholder approval had not been obtained, shall be made unless also duly approved or ratified by the shareholders of High Point, as required under Rule 16b-3 or the Code, as the case may be, and (b) no such termination, modification or amendment shall be made which would otherwise cause the Plan to fail to satisfy any other conditions that it must satisfy in order for transactions in the Nonqualified Stock Options and the underlying Common Stock to qualify for an exemption under Rule 16b-3. No termination, modification or amendment shall affect the rights of any recipient under an outstanding Stock Option without the consent of such recipient. Notwithstanding anything else herein to the contrary, the Plan may not be amended more than once every six months, unless necessary to comport with changes in the Code.

 12.              Notices

                  All notices, requests and other documents to be given hereunder by any party hereto shall be in writing and shall be either delivered personally or mailed by first-class registered mail or certified mail, return receipt requested, to the appropriate party.

 13.              Withholding of Taxes

                  The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Corporation is required to withhold by law or regulation of any governmental authority.

 14.              Application of Funds

                  The proceeds received by High Point from the sales of Common Stock pursuant to the Nonqualified Stock Options will be used for general corporate purposes.

 15.              Other Compensation Plans

                  The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Corporation, nor shall the Plan preclude the Corporation from establishing any other forms of incentive or other compensation for employees or directors of the Corporation.

 16. 		  Compliance with Laws

	          Any and all provisions contained herein shall be consistent and comply with applicable laws and regulations enacted or promulgated both before and after the adoption of the Plan. To the extent that any such provision in the Plan is inconsistent, or not in compliance, with applicable laws and regulations, that part which is inconsistent or not in compliance shall be deemed void, but the balance of the Plan shall remain in full force and effect.

 17.              Miscellaneous

                  Notwithstanding anything herein to the contrary, no shares of Common Stock or certificates therefor shall be delivered until the requirements of all laws and regulations as may be applicable thereto are satisfied. The Committee may in its discretion require any recipient of a Grant to represent to High Point in writing, prior to any delivery of shares or certificates therefor, that the shares are so acquired for investment and not with a view to, or for sale in connection with, the distribution of all or any part hereof. The certificates for shares of Common Stock may include any legend which the Committee, upon the advice of counsel, deems appropriate to reflect any required or appropriate restrictions on transfer or other disposition of such shares.


                                   EXHIBIT A
				      to
                          High Point Financial Corp.
                 1996 Non-Employee Director Stock Option Plan

                     Participants as of February 20, 1996


                              Daniel J. Campbell

                                Larry R. Condit

                             William A. Dolan, II

                             Rhea C. Fountain, III

                            George H. Guptill, Jr.

                               Ronald C. Howell

                                Stanley A. Koza

                                Charles L. Lain

                              C. Edward McCracken

                               Steven W. Okeson

                               Harold E. Pellow

                                Richard M. Roy

                                Charles L. Tice

                                                                     EXHIBIT B


                          HIGH POINT FINANCIAL CORP.

                   1996 Employee Incentive Stock Option Plan


 1.               Purpose

                  The purpose of this 1996 Employee Incentive Stock Option Plan is to attract and retain highly qualified officers and employees for High Point Financial Corp. and its subsidiaries by providing officers and key employees with opportunities to receive equity in High Point Financial Corp.

 2.               Definitions

                  As used in this Plan:

                  2.1 "High Point" means High Point Financial Corp., a New Jersey corporation.

                  2.2 "Board" means the Board of Directors of High Point.

                  2.3 "Code" means the Internal Revenue Code of 1986, as amended, and the Treasury regulations adopted thereunder.

                  2.4 "Committee" means the Committee appointed by the Board to administer the Plan, as provided in Section 3.

                  2.5 "Common Stock" means the Common Stock of High Point, no par value.

                  2.6 "Corporation" means High Point and its subsidiaries, considered as a whole.

                  2.7 "Disposition" means a sale, assignment, transfer, pledge, hypothecation or other disposition.

                  2.8 "Fair Market Value," when used with reference to a share of Common Stock, means (i) the mean between the high and low sales prices of the Common Stock as reported on the National Market of the National Association of Securities Dealers, Inc., Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, or (ii) if not quoted as described in clause (i), the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated or such other source as the Committee shall determine, or (iii) if the Common Stock is listed or admitted for trading on any national securities exchange, the mean between the high and low sales price, or the closing bid price if no sale occurred, of the Common Stock on the principal securities exchange on which the Common Stock is listed. In the event that the method for determining the Fair Market Value of a share of Common Stock provided for above shall not be practical in the opinion of the Committee, then such Fair Market Value shall be determined by such other reasonable method as the Committee shall, in its discretion, select and apply.

                  2.9 "Grant" means a grant of an Incentive Stock Option.

                  2.10 "Incentive Stock Option" means an option to purchase Common Stock intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

                  2.11 "Plan" means this 1996 Employee Incentive Stock Option Plan, as it may be amended from time to time.

 3.               Administration of the Plan

                  3.1 The Plan shall be administered by the Committee which shall consist of not less than three members of the Board, none of whom shall be eligible to receive a Grant and none of whom shall have been eligible, during the one year period prior to appointment or election to the Committee, for selection, through the exercise of discretion, as a person to whom stock, stock options or stock appreciation rights of High Point may be allocated or granted pursuant to the Plan or any other plan of High Point or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of High Point or any of its affiliates, PROVIDED that participation in the High Point Financial Corp. 1996 Non-Employee Director Stock Option Plan shall not cause a member of the Board to be ineligible to serve as a member of the Committee. For the purposes of this
 Section 3.1, the terms "stock," "plan" and "affiliates" shall have the meanings given to them by Rule 16b-3 of the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, as such rule may from time to time be amended ("Rule 16b-3").

                  3.2 The Committee shall have full power and authority, subject to the provisions of the Plan, to determine:

      (a) The officers and key employees of the Corporation who shall receive a Grant.

      (b)         The number of shares subject to a Grant.

      (c)         The applicable terms and conditions of Grants.

 The Committee shall also have the power and authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations deemed necessary or advisable in administering the Plan. The determination of the Committee concerning any matter arising under or with respect to the Plan or Grants shall be final, binding and conclusive on all interested persons.

                  3.3 The Committee shall also have such other powers and authority as are otherwise granted to it under the Plan.

                  3.4 The Committee may consult with counsel, who may be counsel to the Corporation, and shall not incur any liability for any action taken in good faith in reliance upon the advise of counsel.

 4.               Effective Date Of The Plan

                  The effective date of the plan is January 1, 1996.

 5.               Plan Limitations: Stock Subject To The Plan

                  5.1 The aggregate number of shares of Common Stock for which Incentive Stock Options may be granted under the Plan is 135,000, which may be shares of authorized but unissued Common Stock or reacquired shares of Common Stock, as such number may be adjusted in the manner described in
 Section 9.

                  5.2 Any shares for which Incentive Stock Options are granted that are not purchased due to termination or expiration of the option may again be subject to a Grant under the Plan.

 6.               Eligibility

                  Subject to Section 7.1, key employees of the Corporation, including officers (but excluding members of the Board who are not salaried employees of the Corporation), shall be eligible to receive Grants under the Plan. The key employees who shall be entitled to receive Grants under the Plan shall be determined from time to time by the Committee. More than one Incentive Stock Option may be granted or made to the same employee.

 7.               Terms and Conditions Relating to Incentive Stock Options

                  7.1 Incentive Stock Options may be granted to eligible persons in such number and at such times during the duration of the Plan as the Committee may determine; PROVIDED that the aggregate Fair Market Value of all shares of Common Stock (determined as of the date of the Grant) with respect to which Incentive Stock Options granted under this Plan, together with incentive stock options granted after December 31, 1986 under any other plan of the Corporation, which are exercisable for the first time by the recipient during any calendar year, may not exceed $100,000. Subject to
 Section 7.2, the Committee shall also determine the exercise price per share of Common Stock with respect to each Incentive Stock Option.

                  7.2 All grants shall be made without payment by the recipient to the Corporation (subject to Sections 7.3 and 13) and shall be evidenced by a written agreement executed by High Point and the recipient which shall include the following and such other terms and conditions not inconsistent with the Plan as the Committee shall determine:

      (a) The expiration date of each Incentive Stock Option, which shall be ten years from the date of Grant or such shorter term as may be provided in the written agreement; PROVIDED that (i) in the case of an Incentive Stock Option granted to a recipient who, at the time of the Grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of High Point, or any parent or subsidiary thereof, the expiration date of the Incentive Stock Option shall be five years from the date of Grant or such shorter time as may be provided in the written option agreement.

       (b) The exercise price per share for the shares of Common Stock to be issued pursuant to exercise of an Incentive Stock Option; PROVIDED that (i) in the case of an Incentive Stock Option granted to a recipient who, at the time of the Grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of High Point or any parent or subsidiary thereof, the exercise price per share of Common Stock shall be no less than 110% of the Fair Market Value of a share of the Common Stock on the date of the Grant, and (ii) in the case of an Incentive Stock Option granted to any other recipient, the exercise price per share of Common Stock shall be no less than 100% of the Fair Market Value of a share of Common Stock on the date of Grant.

      (c)         Any restrictions on the exercise of Incentive Stock Options.

      (d) An agreement that no Incentive Stock Option shall be transferable by the recipient other than by will or the laws of descent and distribution and that each Incentive Stock Option shall be exercisable, during the lifetime of a recipient, only by the recipient or his or her guardian or legal representative.

      (e) Such other additional terms as the Committee may in its discretion deem necessary or desirable for an Incentive Stock Option to qualify as an "incentive stock option" as defined in Section 422 of the Code.

      (f) Such restriction on the resale or other disposition of Common Stock received upon exercise of Incentive Stock Options as the Committee shall determine is necessary to cause the Plan to satisfy any conditions that it must satisfy in order for transactions in the Incentive Stock Options and the underlying Common Stock to qualify for an exemption under Rule 16b-3.

      (g) An agreement that all terms and conditions of the Plan applicable to the Incentive Stock Options as granted are incorporated by reference.

 For purposes of this Section 7.2, the terms "parent" and "subsidiary" shall have the meanings given to them by Sections 424(e) and 424(f) of the Code, respectively.

                  7.3 To exercise an Incentive Stock Option, the optionee shall give written notice to High Point specifying the number of shares of Common Stock to be purchased, accompanied by full payment for the shares so purchased in cash or, at the Committee's discretion, either by the transfer and delivery to High Point of shares of Common Stock, valued at their Fair Market Value as of the date of such payment, or through a contribution of cash and shares of Common Stock as so valued.

                  7.4 In connection with restrictions on exercise of an Incentive Stock Option in the Plan or in the Grant, the following provisions shall apply:

                  (a) Upon termination of a recipients's employment for any reason other than death, disability or termination for cause (such as termination by reason of retirement) Incentive Stock Options of such employee may be exercised to the extent that they were immediately exercisable at the date of such termination and then only for a period of three months after the date of such termination. Incentive Stock Option privileges shall expire at the end of such three month period.

                  (b) If a recipient's employment is terminated for cause, all rights under such recipient's Incentive Stock Options shall expire immediately upon such termination.

                  (c) The Committee shall determine when a termination (which may include a leave of absence) exists and the reason for termination of the recipient's employment and the Committee's determination shall be binding and conclusive.

                  (d) In the event of termination of employment due to disability (within the meaning of Section 22(e)(3) of the Code), a recipient may, within twelve months after the date of such termination, exercise those Incentive Stock Options immediately exercisable at date of termination. Incentive Stock Option privileges shall expire at the end of such twelve month period.

                  (e) Upon the death of a recipient, whether during his employment or during the three-month period referred to in paragraph (a) of this Section 7.4, Incentive Stock Options of such recipient may be exercised by his or her legal representatives or beneficiaries only to the extent exercisable at the time of his or her death and only for a period of twelve months after the date of death. Incentive Stock Option privileges shall expire at the end of such twelve month period.


 No Incentive Stock Option shall be exercisable after its expiration date.

                  7.5 A recipient shall have no rights as a shareholder with respect to any shares subject to an Incentive Stock Option (including without limitation the right to vote or to receive dividends and other distributions) until such shares shall have been paid for in full and certificates representing such shares have been issued.

 8.               Employment Rights

                  Nothing in the Plan shall (a) confer on any person any right to continue in the employ of the Corporation or to continue to perform services for the Corporation, or (b) interfere in any way with the right of the Corporation to terminate at any time such person as an officer or employee or to change such person's responsibilities.

 9.               Adjustment in the Event of Changes in Capitalization

                  In the event of a recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, rights offering, reorganization or liquidation, or any other change in the corporate structure or shares of High Point, the Committee shall make such equitable adjustments, as it may deem appropriate, designed to protect against dilution or enlargement of rights, including the adjustment of the aggregate number and kind of shares of stock or other property (including cash) which may be awarded or optioned under the Plan, the number and kind of shares or other property subject to outstanding Incentive Stock Options and the exercise prices for outstanding Incentive Stock Options; PROVIDED that no such adjustments shall be made which would cause any Incentive Stock Option outstanding at the time of such event to fail to qualify as an "incentive stock option" under Section 422 of the Code.

 10.              Duration of the Plan

                  No Grants shall be made after ten years after the effective date of the Plan, but Incentive Stock Options theretofore granted may extend beyond such date and the terms and conditions of the Plan shall continue to apply to such Incentive Stock Options.

 11.              Termination and Amendment of the Plan

                  The Board may at any time and from time to time terminate, modify or amend the Plan in any respect; provided that (a) no such termination, amendment or modification (i) which would cause the Plan to fail to satisfy conditions that it must satisfy in order for transactions in the Incentive Stock Options and the underlying Common Stock to qualify for an exemption under Rule 16b-3, if any, or (ii) which would cause any Incentive Stock Option outstanding at the time of such termination, modification or amendment to fail to qualify as an "incentive stock option" under Section 422 of the Code, in either case because any requisite shareholder approval had not been obtained, shall be made unless also duly approved or ratified by the shareholders of High Point, as required under Rule 16b-3 or the Code, as the case may be, and (b) no such termination, modification or amendment shall be made (i) which would otherwise cause the Plan to fail to satisfy any other conditions that it must satisfy in order for transactions in the Incentive Stock Options and the underlying Common Stock to qualify for an exemption under Rule 16b-3 or (ii) which would cause any Incentive Stock Option outstanding at the time of such termination, modification or amendment to fail to qualify as an "incentive stock option" under Section 422 of the Code. No termination, modification or amendment shall affect the rights of any recipient under an outstanding Incentive Stock Option without the consent of such recipient.

 12.              Notices

                  All notices, requests and other documents to be given hereunder by any party hereto shall be in writing and shall be either delivered personally or mailed by first-class registered mail or certified mail, return receipt requested, to the appropriate party.

 13.              Withholding of Taxes

                  The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Corporation is required to withhold by law or regulation of any governmental authority.

 14.              Application of Funds

                  The proceeds received by High Point from the sales of Common Stock pursuant to the Incentive Stock Options will be used for general corporate purposes.

 15.              Other Compensation Plans

                  The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Corporation nor shall the Plan preclude the Corporation from establishing any other forms of incentive or other compensation for employees of the Corporation.

 16.              Compliance with Laws

                  Any and all provisions contained herein shall be consistent and comply with applicable laws and regulations enacted or promulgated both before and after the adoption of the Plan. To the extent that any such provision in the Plan is inconsistent, or not in compliance, with applicable laws and regulations, that part which is inconsistent or not in compliance shall be deemed void, but the balance of the Plan shall remain in full force and effect.

 17.              Miscellaneous

                  Notwithstanding anything herein to the contrary, no shares of Common Stock or certificates therefor shall be delivered until the requirements of all laws and regulations as may be applicable thereto are satisfied. The Committee may in its discretion require any recipient of a Grant to represent to High Point in writing, prior to any delivery of shares or certificates therefor, that the shares are so acquired for investment and not with a view to, or for sale in connection with, the distribution of all or any part hereof. The certificates for shares of Common Stock may include any legend which the Committee, upon the advice of counsel, deems appropriate to reflect any required or appropriate restrictions on transfer or other disposition of such shares.

                               HIGH POINT FINANCIAL CORP.
                  Proxy Solicited on Behalf of the Board of Directors
                           for Annual Meeting April 30, 1996


The undersigned hereby constitutes and appoints Robert E. Derse and J. Martin
Couse, and each	of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of High Point Financial Corp. to be held at Perona Farms, Route 517, Andover, New Jersey on Tuesday, April 30, 1996 at 4:00 p.m., and at any adjournments thereof, on all matters coming before said meeting, including the election of any person to the directorship for which a nominee named on the
reverse side is	unable to serve.

(change of address)


 ------------------------------------------

 ------------------------------------------

 ------------------------------------------
 (If you have written in the above space, please mark the address change box on the reverse side of this card)

 SEE REVERSE SIDE

 This proxy when properly executed will be voted (1) FOR the election of the nominees of the Board of Directors; (2) FOR the proposal to approve the 1996 Non-Employee Director Stock Option Plan; and (3) FOR the proposal to approve the 1996 Employee Incentive Stock Option Plan, if no instructions to the contrary are indicated in items (1), (2) and (3).

                                                   FOR     WITHHELD  ABSTAIN


 1.  Election of Directors.                        /   /   /   /
     Nominees for Term Expiring in 1999;

     William A. Dolan, II, Charles L. Tice

 For, except vote withheld from the following nominee(s):

 --------------------------------------------------------


 2.  Proposal to approve the 1996 Non-Employee    /   /	   /   /     /	 /
     Director Stock Option Plan.

 3.  Proposal to approve                          /   /    /   /     /   /
     the 1996 Employee
     Incentive Stock Option Plan.

 Please mark, sign, date and return the proxy card promptly using the enclosed
 envelope.  Please sign	exactly as name appears hereon.  Joint owners should
 each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                  ------------------------------------------------------------

                  ------------------------------------------------------, 1996
                  SIGNATURE(S)                                      DATE




 Will Attend              Address
 Annual Meeting           Change
 /     /                 /     /